UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2013

EPAZZ, Inc.
(Exact name of Registrant as specified in its charter)

Illinois	333-139117	36-4313571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

309 W. Washington St. Suite 1225
Chicago, IL 60606
(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 955-8161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On March 4, 2013, the Board of Directors of Epazz, Inc. (the “Company”), consisting solely of Shaun Passley, the Company’s majority shareholder, approved the formation of a new wholly-owned subsidiary of the Company named Cooling Technology Solutions, Inc. The Company plans to file a non-provisional patent application for its Project Flex product in the name of Cooling Technology Solutions, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPAZZ, INC.

Date: March 4, 2013	By: /s/ Shaun Passley
Shaun Passley Chief Executive Officer